Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the “Trust”)

Roundhill Magnificent Seven Covered Call ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

Dated May 20, 2025

Notwithstanding anything to the contrary in the Fund’s statement of additional information, Roundhill Financial Inc., the advisor for the Fund (the “Advisor”), is implementing the following changes to the Fund, to be effective as of the date first set forth above:

1.	Notwithstanding anything to the contrary set forth in the Fund’s statement of additional information, the section entitled “Creation and Redemption of Creation Units—Placement of Creation or Redemption Orders” is hereby deleted in its entirety and replaced with the following:

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

2.	Notwithstanding anything to the contrary set forth in the Fund’s statement of additional information, the first sentence of the section entitled “Creation and Redemption of Creation Units—Delivery of Redemption Proceeds” is hereby deleted in its entirety and replaced with the following:

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day.

Please Keep this Supplement for Future Reference